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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 16, 1998
                                                 --------------------


                       ANCHOR GLASS CONTAINER CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


              0-23359                              59-3417812
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     (Commission File Number)         (I.R.S. Employer Identification No.)


     One Anchor Plaza, 4343 Anchor Plaza Parkway, Tampa, Florida 33634-7513
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              (Address of Principal Executive Offices)  (Zip Code)



                                 (813) 884-0000
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              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS.

         This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Anchor Glass Container Corporation (the "Company") for the purpose of providing the information set forth in a press release issued by the Company On March 16, 1998, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

     (a) Financial Statement of Businesses Acquired.

         None.

     (b) Pro Forma Financial Information.

         None.

     (c) Exhibits.

         The following exhibits are filed herewith:

         99.1  Press Release dated March 16, 1998.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ANCHOR GLASS CONTAINER CORPORATION


                               BY:  /S/  M. William Lightner
                                    ---------------------------------
                                         M. William Lightner
                                         Senior Vice President --- Finance,
                                         Chief Financial Officer and Treasurer



Date:  March 16, 1998
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                                 EXHIBIT INDEX


Exhibit
Number                            Description
-------                           -----------

99.1                     Press Release dated March 16, 1998.